                                                                    EXHIBIT 10.1


                           AMENDMENT AGREEMENT NO. 1
                             TO TERM LOAN AGREEMENT


     THIS AMENDMENT AGREEMENT made and entered into as of this 5th day of December, 1996 by and among:

     RIVERVIEW REGIONAL MEDICAL CENTER, INC., a corporation organized and existing under the laws of the State of Alabama and having its principal place of business located in Gadsden, Alabama (the "Company"); and

     NATIONSBANK, NATIONAL ASSOCIATION (SOUTH) ("NationsBank") (successor by merger of NationsBank of Florida, National Association which was formerly called NCNB National Bank of Florida) and THE BANK OF NOVA SCOTIA (collectively, the "Banks"); and

     NATIONSBANK, NATIONAL ASSOCIATION (SOUTH), a national banking association organized and existing under the laws of the United States of America and having a principal place of business in Miami, Florida in its capacity as agent for the Banks (in such capacity, the "Agent"). Terms used in this Amendment Agreement without definition shall have the meaning set forth in the Agreement.

                                  WITNESSETH:

     WHEREAS, the Company, the Banks and the Agent have entered into a Term Loan Agreement dated July 6, 1992 (the "Agreement") whereby the Banks have made a term loan in the original principal amount of $30,000,00 to the Company; and

     WHEREAS, Health Management Associates, a Delaware corporation ("HMA"), by Amended and Restated Parent Guaranty Agreement dated December 1, 1994 has guaranteed payment of the Obligations of the Company, and as a condition to making the term loan all other active Subsidiaries of HMA are required to guarantee payment of the Obligations; and

     WHEREAS, the Company and HMA have requested that the Agreement be amended in the manner set forth herein; and

     WHEREAS, as a condition to amended the Agreement the Banks have required that HMA and its Subsidiaries who have guaranteed payment of the Obligations join in the execution of this Amendment Agreement and that any active Subsidiaries of HMA which have not guaranteed the Obligations execute and deliver to the Agent a Guaranty Agreement;

     NOW, THEREFORE, the Company, the Banks and the Agent do hereby agree as follows:

     1. From and after the date hereof, the term "Agreement" as used herein and in the Loan Documents shall mean this Agreement as hereby amended and modified.

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

     2. Subject to compliance with paragraph 5 hereof, the Agreement is amended, effective as of the date hereof, as follows:

          (a) A new definition "Applicable Interest Addition" is added as
     Section 1.03.A. to the Agreement which new Section shall read as follows:

               "1.03.A. 'Applicable Interest Addition' means for each LIBOR Loan that percent per annum set forth below, which shall be (i) determined as of each Determination Date (as defined in the HMA Credit Agreement) and furnished to the Agent not later than the time set forth in Section 4.01.(a) and (b) of the HMA Guaranty (the "Compliance Date"), based upon the Consolidated Debt to Cash Flow Ratio (as defined in the HMA Guaranty), as specified below:

                                                  Applicable
                         Consolidated Debt to      Interest
                           Cash Flow Ratio         Addition
                      --------------------------  -----------

               (a)    Greater than 2.25 to 1.00       0.60%

               (b)    Greater than 1.25 to 1.00       0.55%
                      but Equal to or less than
                      2.25 to 1.00

               (c)    Equal to or Less than 1.25      0.50%
                      to 1.00"

          (b) The definition of "Base Rate" in Section 1.07 is hereby amended in its entirety so that as amended it shall read as follows:

               "1.07. 'Base Rate' means for the Term Loan the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at appropriately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term of the Interest Period. If for any reason such rate is not available, the term Base Rate shall mean the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term of such Interest Period; provided, however, if more than one rate
                                        --------  -------
          is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates."

          (c) The definition of "HMA Credit Agreement" in Section 1.23. is hereby amended in its entirety so that as amended it shall read as follows:

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

               "1.23. 'HMA Credit Agreement' means the Fourth Amended and Restated Credit and Reimbursement Agreement among HMA, NationsBank, National Association (South), as Agent, and the Banks party thereto dated December 1, 1994, as amended, restated, modified or supplemented from time to time."

          (d) The definition of "HMA Guaranty" in Section 1.24. is hereby amended in its entirety so that as amended it shall read as follows:

               "1.24. 'HMA Guaranty' means the Amended and Restated Parent Guaranty Agreement dated as of December 1, 1994 from HMA for the benefit of the Banks, as amended, restated, modified or supplemented, from time to time."

          (e) The definition of "LIBOR Rate" in Section 1.30. is hereby amended in its entirety so that as amended it shall read as follows:

               "1.30. 'LIBOR Rate' means, for the Interest Period for any Loan, the rate of interest per annum determined pursuant to the following formula:

                             Base Rate
          LIBOR Rate =  ___________________   + Applicable
                   1 - Reserve Requirement     Interest
                                               Addition


          (f) The definition of "Principal Office" in Section 1.45 is hereby amended in its entirety so that as amended it shall read as follows:

               "1.45. 'Principal Office' means the office of the Agent at Independence Center, 201 North Tryon Street, Charlotte, North Carolina 28255, Attention: Agency Services, or such other address as the Agent may from time to time designate."

     3. Each of HMA and its Subsidiaries heretofore delivering a Guaranty Agreement joins in executing this Amendment Agreement for the purpose of consenting hereto and reaffirming its respective guaranty of the Company's Obligations.

     4. In order to induce the Banks to enter into this Amendment Agreement, the Company represents and warrants to the Banks as follows:

          (a) The representations and warranties made by the Company in Section 4 of the Agreement are true on and as of the date hereto except that the financial statements referred to in Section 4.04 shall be those most recently furnished to the Banks pursuant to Section 6.01;

          (b) There has been no material change in the condition, financial or otherwise, of the Company and its Subsidiaries, if any, since the date of the most recent financial reports of the Company received by the Banks under Section 6.01 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

          (c) The business and properties of the Company and its

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

     Subsidiaries, if any, are not, and since the date of the most recent financial report of the Company and its Subsidiaries received by the Banks under either Section 6.01 thereof have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

          (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Company under the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

     5. As a condition precedent to the effectiveness of this Amendment Agreement, the Agent shall have received the following:

          (a) Executed counterparts of this Amendment Agreement;

          (b) Guaranty Agreement duly executed by each Subsidiary of HMA required by the terms of the Agreement to guarantee the Obligations which have not heretofore executed and delivered to the Agent a Guaranty Agreement; and

          (c) An opinion of the general counsel of the Company and the Guarantors (i) as to the enforceability of this Amendment Agreement and
     (ii) such other matters as the Agent shall reasonably request.

     6. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent and its counsel; the Agent and the Banks shall have received copies of all additional agreements, instruments and documents which they may reasonably request in connection therewith, including copies of resolutions of the Company and Guarantors authorizing the transactions contemplated by this Amendment Agreement, such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; all proceedings of the Company relating to the matters provided for herein shall be satisfactory to the Agent and its counsel.

     7. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

     Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                              Company:


WITNESS:                      RIVERVIEW REGIONAL MEDICAL CENTER


-------------------------------

-------------------------------

                                          By:/s/ Robb L. Smith
                                          -----------------------------------
                                          Name: Robb L. Smith
                                          -----------------------------------
                                          Title: Senior Vice President
                                          -----------------------------------

WITNESS:                      GUARANTORS:

                              HEALTH MANAGEMENT ASSOCIATES, INC.
_________________________  HEALTH MANAGEMENT ASSOCIATES OF
                                WEST VIRGINIA, INC.
_________________________  SEBRING HOSPITAL MANAGEMENT
                                ASSOCIATES, INC.
                              MOORESVILLE HOSPITAL MANAGEMENT
                                ASSOCIATES, INC.
                              SEBASTIAN HOSPITAL CO., INC.
                              MARATHON H.M.A., INC.
                              LOUISBURG H.M.A., INC.
                              NATCHEZ COMMUNITY HOSPITAL, INC.
                              ORLANDO H.M.A., INC.
                              BILOXI H.M.A., INC.
                              DURANT H.M.A., INC.
                              VAN BUREN H.M.A., INC.
                              HAINES CITY H.M.A., INC.
                              HAMLET H.M.A., INC.
                              GAFFNEY H.M.A., INC.
                              TOPEKA H.M.A., INC.
                              PUNTA GORDA MEDICAL CENTER, INC.


                              By:/s/ Robb L. Smith
                                 _____________________________
                         Name:Robb L. Smith
                              ________________________________
                              Title: Senior Vice President
                                     _________________________

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                              BANKS:

                              NATIONSBANK, NATIONAL ASSOCIATION
                              (SOUTH) Individually and as Agent


                              By:/s/ Allison Freeland
                                 ________________________________
                              Name:  Allison S. Freeland
                              Title: Vice President

                              THE BANK OF NOVA SCOTIA



                              By:/s/ Dana Maloney
                                 --------------------------------------
                              Name: Dana Maloney
                                    -----------------------------------
                              Title: Relationship Manager
                                     ----------------------------------

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